UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

5880 Pacific Center Blvd., San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 29, 2006, InfoSonics Corporation (the “Company”) entered into a Distribution Agreement (the “Agreement”) with Samsung Electronics Argentina S.A. (“SEASA”) effective January 1, 2007 that allows the Company to distribute Samsung wireless telecommunications devices and related accessories to carriers, retailers and agents in Argentina, Uruguay and Paraguay. The Agreement has an expiration date of December 31, 2007. The Agreement replaces a previous agreement which expired December 31, 2006.

The description of the Agreement above does not purport to be complete and is qualified in its entirety by reference to the Agreement itself, which is filed as an exhibit to this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Distribution Agreement by and between InfoSonics Corporation and Samsung Electronics Argentina S.A. effective as of January 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer

Dated: January 4, 2007